UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

                Pursuant to section 13 or 15(d) of
               the Securities exchange act of 1934


Date of Report (Date of earliest event reported): September 22, 1997
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                  K.L.S. Enviro Resources, Inc.
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      (Exact name of registrant as specified in its charter)



                              Nevada
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  (State or other jurisdiction of incorporation or organization)


         0-21998                                   75-2460365
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  (Commission file number)             (I.R.S. Employer Identification No.)



   3220 North Freeway
   Fort Worth, Texas                                          76111

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  (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (817) 624-4844
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                               Not Applicable
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       (Former name or former address, if changed since last report)


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

Item 4.    Changes in Registrant's Certifying Accountant.

     On September 22, 1997, K.L.S. Enviro Resources, Inc. (the "Company") terminated the engagement of Weaver and Tidwell, L.L.P., ("Weaver & Tidwell"), as the independent auditors of the Company and appointed KPMG Peat Marwick ("KPMG")as the independent auditors of the Company for the fiscal year ending September 30, 1997.

     The reports of Weaver & Tidwell on the Company's consolidated financial statements for the years ended September 30, 1995 and 1996 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     The decision to change the Company's independent auditors was approved by the Company's board of directors.

     In connection with its audits for the years ended September 30, 1994, 1995 and 1996, and through September 22, 1997, the Company has had no disagreements with Weaver & Tidwell on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Weaver & Tidwell would have caused it to make reference thereto in its report on the consolidated financial statements for such years.

     During the years ended September 30, 1995 and 1996 and through September 22, 1997, there have been no reportable events (as defined in Item 304(a)(1)(iv)(B) of Regulation S-B).

     Weaver & Tidwell has provided to the Company a letter addressed to the Securities and Exchange Commission stating that it has reviewed the disclosure provided in this Current Report and has no disagreement with the relevant portions of this disclosure, pursuant to the requirements of Item 304(a)(3) of Regulation S-B. A copy of such letter, dated as of March 28, 1997, is filed herewith as Exhibit 16 to this Current Report of form 8-K.



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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      K.L.S. Enviro Resources, Inc.


                          By:          /s/ Douglas L. Rex
                                      --------------------------------------
                                      Douglas L. Rex
                                      Chief Financial Officer
       (Principal Accounting Officer)

Date: September 26, 1997












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